UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2015

CLEARBRIDGE

DIVIDEND STRATEGY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks dividend income, growth of dividend income and long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge Dividend Strategy Fund for the six-month reporting period ended June 30, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

Special shareholder notice

Effective May 1, 2015, the Fund’s name, investment objective, 80% investment policy, benchmark and selection process were changed. Please see the Fund’s prospectus dated May 1, 2015, for additional information.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 31, 2015

II	ClearBridge Dividend Strategy Fund

Investment commentary

Economic review

After a tepid start, the pace of U.S. economic activity improved during the six months ended June 30, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. However, the economy then gained some traction, as the U.S. Department of Commerce’s initial estimate for second quarter 2015 GDP growth — released after the reporting period ended — was 2.3%. The upturn was driven by an increase in exports, an acceleration in PCE, a deceleration in imports and increased state and local government spending.

Activity in the U.S. manufacturing sector initially moderated and then strengthened during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion).

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By June 2015, unemployment was 5.3%, its lowest level since April 2008.

ClearBridge Dividend Strategy Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiv at a historically low range between zero and 0.25%. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that ended on April 29, 2015, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors. Finally, at its meeting that ended on July 29, 2015, after the reporting period ended, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market rose modestly over the six months ended June 30, 2015 although with notable volatility. The market fell sharply in January 2015 due to concerns over global growth and geopolitical issues. The market then moved sharply higher in February given strong investor risk appetite. After another bout of weakness in March, the market rallied in April and May, only to again decline in June, as investor sentiment soured amid the mounting debt crisis in Greece. All told, for the six months ended June 30, 2015, the S&P 500 Indexv gained 1.23%.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns, with the Russell 2000 Indexvi returning 4.75% during the reporting period. Large-cap stocks, as measured by the Russell 1000 Indexvii, gained 1.71% and mid-cap stocks, as measured by the Russell Midcap Indexviii rose 2.35%. From an investment style perspective, growth stocks handily outperformed value. The Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 4.33% and -0.51%, respectively, during the six months ended June 30, 2015.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2015?

A. Short-term Treasury yields edged lower, whereas long-term Treasury yields increased during the reporting period. When the reporting period began, the yield on the two-year Treasury note was 0.67%. It peaked at 0.75% on June 10, 2015, and fell as low as 0.44% on January 15, 2015, before ending the period at 0.64%. The yield on the ten-year Treasury note began the period at 2.17% and its peak of 2.50% occurred on June 10, 2015. The yield on the ten-year Treasury note was as low as 1.68% in late January/early February 2015 and concluded the reporting period at 2.35%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generally posted positive, albeit small gains, during the reporting period. Performance fluctuated with investor sentiment given the uncertainties regarding future Fed monetary policy, along with concerns over global growth and geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate

IV	ClearBridge Dividend Strategy Fund

Indexxi, declined 0.10% during the six months ended June 30, 2015.

Performance review

For the six months ended June 30, 2015, Class A shares of ClearBridge Dividend Strategy Fund, excluding sales charges, returned -3.39%. The Fund’s new unmanaged benchmark, the S&P 500 Index and the former unmanaged benchmark, the Russell 3000 Value Index, returned 1.23% and -0.51% for the same period. The Lipper Equity Income Funds Category Average1 returned -0.49% over the same time frame.

Performance Snapshot as of June 30, 2015 (unaudited)
(excluding sales charges)	6 months
ClearBridge Dividend Strategy Fund:
Class 1[2]	-3.27%
Class A	-3.39%
Class B3	-3.80%
Class C	-3.72%
Class FI	-3.32%
Class R	-3.46%
Class I	-3.21%
Class IS	-3.21%
S&P 500 Index	1.23%
Russell 3000 Value Index	-0.51%
Lipper Equity Income Funds Category Average[1]	-0.49%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Prior to May 1, 2015, the Fund had a different investment objective and followed different investment strategies under the name ClearBridge Equity Income Fund.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2015 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 515 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

ClearBridge Dividend Strategy Fund	V

Investment commentary (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2015, the gross total annual operating expense ratios for Class 1, Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 0.88%, 1.16%, 1.92%, 1.85%, 1.23%, 1.58%, 0.82% and 0.99%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.20% for Class A shares, 2.20% for Class B shares, 2.00% for Class C shares, 1.25% for Class FI shares, 1.50% for Class R shares and 1.00% for Class I shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares and total annual fund operating expenses for Class 1 shares will not exceed total annual fund operating expenses for Class A shares. These arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 31, 2015

VI	ClearBridge Dividend Strategy Fund

RISKS: Equity securities are subject to price fluctuation. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Real estate investment trusts (“REITs”) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

viii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ClearBridge Dividend Strategy Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2015 and December 31, 2014. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

‡	Prior year percentages have been restated to reflect current period classifications.

*	Represents less than 0.1%.

ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2015 and held for the six months ended June 30, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	-3.27%	$1,000.00	$967.30	0.87%	$4.24	Class 1	5.00%	$1,000.00	$1,020.48	0.87%	$4.36
Class A	-3.39	1,000.00	966.10	1.14	5.56	Class A	5.00	1,000.00	1,019.14	1.14	5.71
Class B	-3.80	1,000.00	962.00	2.00	9.73	Class B	5.00	1,000.00	1,014.88	2.00	9.99
Class C	-3.72	1,000.00	962.80	1.83	8.91	Class C	5.00	1,000.00	1,015.72	1.83	9.15
Class FI	-3.32	1,000.00	966.80	1.07	5.22	Class FI	5.00	1,000.00	1,019.49	1.07	5.36
Class R	-3.46	1,000.00	965.40	1.31	6.38	Class R	5.00	1,000.00	1,018.30	1.31	6.56
Class I	-3.21	1,000.00	967.90	0.80	3.90	Class I	5.00	1,000.00	1,020.83	0.80	4.01
Class IS	-3.21	1,000.00	967.90	0.80	3.90	Class IS	5.00	1,000.00	1,020.83	0.80	4.01

2	ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report

[1]	For the six months ended June 30, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2015

ClearBridge Dividend Strategy Fund

Security	Shares	Value
Common Stocks — 94.2%
Consumer Discretionary — 7.6%
Media — 5.3%
Comcast Corp., Special Class A Shares	2,262,610	$135,620,843
Time Warner Inc.	1,608,980	140,640,942
Walt Disney Co.	356,280	40,665,799
Total Media		316,927,584
Specialty Retail — 2.3%
Home Depot Inc.	1,257,020	139,692,633
Total Consumer Discretionary		456,620,217
Consumer Staples — 11.7%
Beverages — 3.6%
Anheuser-Busch InBev NV, ADR	651,490	78,615,298
Coca-Cola Co.	2,275,000	89,248,250
PepsiCo Inc.	500,000	46,670,000
Total Beverages		214,533,548
Food & Staples Retailing — 2.7%
Costco Wholesale Corp.	517,450	69,886,797
Wal-Mart Stores Inc.	1,303,190	92,435,267
Total Food & Staples Retailing		162,322,064
Food Products — 2.4%
Nestle SA, ADR	2,040,540	147,245,366
Household Products — 3.0%
Kimberly-Clark Corp.	1,062,330	112,575,110
Procter & Gamble Co.	850,000	66,504,000
Total Household Products		179,079,110
Total Consumer Staples		703,180,088
Energy — 7.7%
Energy Equipment & Services — 2.1%
Schlumberger Ltd.	1,479,760	127,540,515
Oil, Gas & Consumable Fuels — 5.6%
Chevron Corp.	851,509	82,145,073
Exxon Mobil Corp.	1,586,439	131,991,725
Occidental Petroleum Corp.	427,430	33,241,231
Spectra Energy Corp.	2,657,550	86,636,130
Total Oil, Gas & Consumable Fuels		334,014,159
Total Energy		461,554,674
Financials — 18.0%
Banks — 0.4%
People’s United Financial Inc.	1,668,830	27,051,734

See Notes to Financial Statements.

4	ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report

ClearBridge Dividend Strategy Fund

Security	Shares	Value
Capital Markets — 6.2%
Apollo Global Management LLC, Class A Shares	1,500,000	$33,225,000
Bank of New York Mellon Corp.	1,894,370	79,506,709
BlackRock Inc.	330,050	114,190,699
Blackstone Group LP	3,500,000	143,045,000
Total Capital Markets		369,967,408
Consumer Finance — 1.0%
American Express Co.	773,830	60,142,067
Diversified Financial Services — 3.1%
Berkshire Hathaway Inc., Class B Shares	1,345,300	183,108,783	*
Insurance — 3.6%
MetLife Inc.	2,112,385	118,272,436
Travelers Cos. Inc.	1,018,810	98,478,175
Total Insurance		216,750,611
Real Estate Investment Trusts (REITs) — 3.6%
American Tower Corp.	1,357,560	126,646,772
Healthcare Trust of America Inc., Class A Shares	803,670	19,247,897
Weyerhaeuser Co.	2,200,000	69,300,000
Total Real Estate Investment Trusts (REITs)		215,194,669
Real Estate Management & Development — 0.1%
Brookfield Property Partners LP	257,358	5,674,744	*
Total Financials		1,077,890,016
Health Care — 6.8%
Health Care Providers & Services — 2.2%
UnitedHealth Group Inc.	1,108,190	135,199,180
Pharmaceuticals — 4.6%
Johnson & Johnson	1,155,547	112,619,611
Merck & Co. Inc.	1,725,000	98,204,250
Pfizer Inc.	1,900,000	63,707,000
Total Pharmaceuticals		274,530,861
Total Health Care		409,730,041
Industrials — 12.8%
Aerospace & Defense — 1.1%
Raytheon Co.	700,000	66,976,000
Air Freight & Logistics — 2.6%
C.H. Robinson Worldwide Inc.	1,201,120	74,937,877
United Parcel Service Inc., Class B Shares	865,140	83,840,717
Total Air Freight & Logistics		158,778,594
Commercial Services & Supplies — 1.7%
Waste Management Inc.	2,155,910	99,926,428

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2015

ClearBridge Dividend Strategy Fund

Security	Shares	Value
Electrical Equipment — 0.8%
Eaton Corp. PLC	700,000	$47,243,000
Industrial Conglomerates — 4.1%
3M Co.	655,000	101,066,500
General Electric Co.	5,361,680	142,459,838
Total Industrial Conglomerates		243,526,338
Machinery — 0.5%
Caterpillar Inc.	355,790	30,178,108
Road & Rail — 2.0%
Union Pacific Corp.	1,241,380	118,390,411
Total Industrials		765,018,879
Information Technology — 12.3%
Communications Equipment — 0.8%
QUALCOMM Inc.	787,230	49,304,215
Internet Software & Services — 1.6%
Google Inc., Class C Shares	180,494	93,948,932	*
IT Services — 1.4%
Automatic Data Processing Inc.	997,810	80,054,296
Semiconductors & Semiconductor Equipment — 2.2%
Intel Corp.	1,989,930	60,523,721
Texas Instruments Inc.	1,400,000	72,114,000
Total Semiconductors & Semiconductor Equipment		132,637,721
Software — 3.6%
Microsoft Corp.	2,861,150	126,319,772
Oracle Corp.	2,200,000	88,660,000
Total Software		214,979,772
Technology Hardware, Storage & Peripherals — 2.7%
Apple Inc.	1,299,220	162,954,669
Total Information Technology		733,879,605
Materials — 6.2%
Chemicals — 5.0%
E.I. du Pont de Nemours & Co.	950,540	60,787,033
Ecolab Inc.	564,760	63,857,413
PPG Industries Inc.	770,940	88,442,237
Praxair Inc.	725,000	86,673,750
Total Chemicals		299,760,433
Paper & Forest Products — 1.2%
International Paper Co.	1,491,090	70,960,973
Total Materials		370,721,406

See Notes to Financial Statements.

6	ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report

ClearBridge Dividend Strategy Fund

Security			Shares	Value
Telecommunication Services — 3.4%
Diversified Telecommunication Services — 3.4%
AT&T Inc.			2,606,380	$92,578,617
Verizon Communications Inc.			2,385,916	111,207,545
Total Telecommunication Services				203,786,162
Utilities — 7.7%
Electric Utilities — 3.7%
Brookfield Infrastructure Partners LP			2,412,840	107,685,049
Exelon Corp.			2,000,000	62,840,000
NextEra Energy Inc.			529,270	51,884,338
Total Electric Utilities				222,409,387
Independent Power and Renewable Electricity Producers — 1.8%
AES Corp.			3,500,000	46,410,000
Brookfield Renewable Energy Partners LP			1,207,749	35,913,369
Brookfield Renewable Energy Partners LP			799,920	23,741,626
Total Independent Power and Renewable Electricity Producers				106,064,995
Multi-Utilities — 2.2%
CenterPoint Energy Inc.			2,287,790	43,536,644
WEC Energy Group Inc.			2,000,000	89,940,000
Total Multi-Utilities				133,476,644
Total Utilities				461,951,026
Total Common Stocks (Cost — $4,518,027,748)				5,644,332,114

	Rate
Convertible Preferred Stocks — 0.3%
Financials — 0.3%
Banks — 0.3%
Wells Fargo & Co. (Cost — $15,253,320)	7.500%		14,406	16,927,050

		Maturity Date	Face Amount
Asset-Backed Securities — 0.0%
Finance America Net Interest Margin Trust, 2004-1 A (Cost — $73,449)	5.250%	6/27/34	$73,417	1	(a)(b)(c)
Total Investments before Short-Term Investments (Cost — $4,533,354,517)				5,661,259,165

			Shares
Short-Term Investments — 4.2%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $251,119,666)	0.103%		251,119,666	251,119,666

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2015

ClearBridge Dividend Strategy Fund

Security	Value
Total Investments — 98.7% (Cost — $4,784,474,183#)	$5,912,378,831
Other Assets in Excess of Liabilities — 1.3%	80,593,742
Total Net Assets — 100.0%	$5,992,972,573

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of June 30, 2015.

(c)	Illiquid security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

8	ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2015

Assets:
Investments, at value (Cost — $4,784,474,183)	$5,912,378,831
Foreign currency, at value (Cost — $49)	38
Cash	501,216
Receivable for securities sold	93,368,954
Dividends and interest receivable	11,597,578
Receivable for Fund shares sold	5,669,933
Prepaid expenses	139,450
Total Assets	6,023,656,000

Liabilities:
Payable for securities purchased	12,669,369
Payable for Fund shares repurchased	7,463,032
Distributions payable	3,809,458
Investment management fee payable	3,574,265
Service and/or distribution fees payable	1,043,437
Trustees’ fees payable	57,645
Accrued expenses	2,066,221
Total Liabilities	30,683,427
Total Net Assets	$5,992,972,573

Net Assets:
Par value (Note 7)	$3,082
Paid-in capital in excess of par value	4,775,397,195
Undistributed net investment income	9,138,184
Accumulated net realized gain on investments and foreign currency transactions	80,529,475
Net unrealized appreciation on investments and foreign currencies	1,127,904,637
Total Net Assets	$5,992,972,573

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report	9

Statement of assets and liabilities (unaudited) (cont’d)

Shares Outstanding:
Class 1	69,725,354
Class A	167,213,212
Class B	3,586,129
Class C	19,505,642
Class FI	2,875
Class R	66,857
Class I	48,079,884
Class IS	618

Net Asset Value:
Class 1 (and redemption price)	$19.40
Class A (and redemption price)	$19.39
Class B*	$19.11
Class C*	$19.15
Class FI (and redemption price)	$19.38
Class R (and redemption price)	$19.34
Class I (and redemption price)	$19.84
Class IS (and redemption price)	$19.85
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$20.57

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

10	ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2015

Investment Income:
Dividends	$83,899,431
Interest	172,863
Less: Foreign taxes withheld	(1,319,230)
Total Investment Income	82,753,064

Expenses:
Investment management fee (Note 2)	21,709,549
Service and/or distribution fees (Notes 2 and 5)	6,373,197
Transfer agent fees (Note 5)	4,410,780
Trustees’ fees	201,909
Fund accounting fees	199,938
Registration fees	80,633
Shareholder reports	69,317
Insurance	43,567
Audit and tax fees	26,911
Legal fees	15,319
Custody fees	12,477
Miscellaneous expenses	17,867
Total Expenses	33,161,464
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(8)
Net Expenses	33,161,456
Net Investment Income	49,591,608

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	137,875,280
REIT distributions	1,276,000
Foreign currency transactions	(92,558)
Net Realized Gain	139,058,722
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(398,061,661)
Foreign currencies	3,469
Change in Net Unrealized Appreciation (Depreciation)	(398,058,192)
Net Loss on Investments and Foreign Currency Transactions	(258,999,470)
Decrease in Net Assets from Operations	$(209,407,862)

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended June 30, 2015 (unaudited) and the Year Ended December 31, 2014	2015	2014

Operations:
Net investment income	$49,591,608	$104,219,426
Net realized gain	139,058,722	181,308,930
Change in net unrealized appreciation (depreciation)	(398,058,192)	416,900,311
Increase (Decrease) in Net Assets from Operations	(209,407,862)	702,428,667

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(49,280,671)	(101,967,588)
Decrease in Net Assets from Distributions to Shareholders	(49,280,671)	(101,967,588)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	519,351,494	990,621,730
Reinvestment of distributions	43,325,868	91,242,222
Cost of shares repurchased	(484,726,813)	(833,898,229)
Increase in Net Assets from Fund Share Transactions	77,950,549	247,965,723
Increase (Decrease) in Net Assets	(180,737,984)	848,426,802

Net Assets:
Beginning of period	6,173,710,557	5,325,283,755
End of period*	$5,992,972,573	$6,173,710,557
*Includes undistributed net investment income of:	$9,138,184	$8,827,247

See Notes to Financial Statements.

12	ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class 1 Shares[1]	2015[2]	2014	2013	2012	2011[3]

Net asset value, beginning of period	$20.24	$18.25	$14.76	$13.27	$13.71

Income (loss) from operations:
Net investment income	0.18	0.39	0.30	0.33	0.28
Net realized and unrealized gain (loss)	(0.84)	1.98	3.49	1.50	(0.41)
Total income (loss) from operations	(0.66)	2.37	3.79	1.83	(0.13)

Less distributions from:
Net investment income	(0.18)	(0.38)	(0.30)	(0.34)	(0.31)
Total distributions	(0.18)	(0.38)	(0.30)	(0.34)	(0.31)

Net asset value, end of period	$19.40	$20.24	$18.25	$14.76	$13.27
Total return[4]	(3.27)%	13.11%	25.88%	13.85%	(0.84)%

Net assets, end of period (millions)	$1,353	$1,466	$1,427	$1,252	$1,232

Ratios to average net assets:
Gross expenses	0.87%[5]	0.88%	0.91%	0.95%	1.05%[5]
Net expenses[6]	0.87 [5]	0.88	0.91	0.90 [7]	0.90 [5,7]
Net investment income	1.82 [5]	2.05	1.77	2.30	3.24 [5]

Portfolio turnover rate	14%	14%	32%	23%	83%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2015 (unaudited).

[3]	For the period April 29, 2011 (inception date) to December 31, 2011.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective January 1, 2013, the total annual fund operating expenses for Class 1 shares did not exceed the total annual fund operating expenses for Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to January 1, 2013, the total annual operating expenses for Class 1 shares did not exceed the total annual operating expenses for Class A shares less the 12b-1 differential of 0.25%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report	13

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2015[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$20.23	$18.24	$14.75	$13.27	$12.76	$11.80

Income (loss) from operations:
Net investment income	0.16	0.34	0.25	0.29	0.36	0.40
Net realized and unrealized gain (loss)	(0.85)	1.98	3.50	1.49	0.54	0.98
Proceeds from settlement of a regulatory matter	—	—	—	—	—	0.02
Total income (loss) from operations	(0.69)	2.32	3.75	1.78	0.90	1.40

Less distributions from:
Net investment income	(0.15)	(0.33)	(0.26)	(0.30)	(0.39)	(0.44)
Total distributions	(0.15)	(0.33)	(0.26)	(0.30)	(0.39)	(0.44)

Net asset value, end of period	$19.39	$20.23	$18.24	$14.75	$13.27	$12.76
Total return[3]	(3.39)%	12.81%	25.61%	13.51%	7.14%	12.22%[4]

Net assets, end of period (millions)	$3,243	$3,295	$2,939	$2,334	$2,067	$1,364

Ratios to average net assets:
Gross expenses	1.14%[5]	1.16%	1.18%	1.24%	1.27%	1.18%
Net expenses	1.14 [5,6]	1.16 [6]	1.15 [7,8]	1.15 [7,8]	1.16 [7,8]	1.18
Net investment income	1.56 [5]	1.76	1.52	2.05	2.75	3.40

Portfolio turnover rate	14%	14%	32%	23%	83%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2015 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.05%. Class A received $2,130,903 related to this distribution.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective January 1, 2014, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, effective April 29, 2011 through December 31, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15% through December 31, 2013.

See Notes to Financial Statements.

14	ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class B Shares[1]	2015[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$19.92	$17.96	$14.52	$13.07	$12.57	$11.63

Income (loss) from operations:
Net investment income	0.07	0.20	0.14	0.19	0.27	0.32
Net realized and unrealized gain (loss)	(0.82)	1.93	3.44	1.47	0.53	0.97
Proceeds from settlement of a regulatory matter	—	—	—	—	—	0.09
Total income (loss) from operations	(0.75)	2.13	3.58	1.66	0.80	1.38

Less distributions from:
Net investment income	(0.06)	(0.17)	(0.14)	(0.21)	(0.30)	(0.44)
Total distributions	(0.06)	(0.17)	(0.14)	(0.21)	(0.30)	(0.44)

Net asset value, end of period	$19.11	$19.92	$17.96	$14.52	$13.07	$12.57
Total return[3]	(3.80)%	11.91%	24.79%	12.80%	6.38%	12.28%[4]

Net assets, end of period (millions)	$68	$89	$136	$155	$197	$164

Ratios to average net assets:
Gross expenses	2.00%[5]	1.92%	1.88%	1.94%	1.96%	1.85%
Net expenses	2.00 [5,6]	1.92 [6]	1.82 [7,8]	1.82 [7,8]	1.82 [7,8]	1.85
Net investment income	0.68 [5]	1.09	0.86	1.36	2.10	2.70

Portfolio turnover rate	14%	14%	32%	23%	83%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2015 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.48%. Class B received $1,458,245 related to this distribution.

[5]	Annualized.
[6]

As a result of an expense limitation arrangement, effective January 1, 2014, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, effective April 29, 2011 through December 31, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.82% through December 31, 2013.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report	15

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2015[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$19.98	$18.02	$14.58	$13.12	$12.62	$11.67

Income (loss) from operations:
Net investment income	0.09	0.20	0.13	0.18	0.24	0.30
Net realized and unrealized gain (loss)	(0.83)	1.96	3.46	1.48	0.54	0.98
Proceeds from settlement of a regulatory matter	—	—	—	—	—	0.01
Total income (loss) from operations	(0.74)	2.16	3.59	1.66	0.78	1.29

Less distributions from:
Net investment income	(0.09)	(0.20)	(0.15)	(0.20)	(0.28)	(0.34)
Total distributions	(0.09)	(0.20)	(0.15)	(0.20)	(0.28)	(0.34)

Net asset value, end of period	$19.15	$19.98	$18.02	$14.58	$13.12	$12.62
Total return[3]	(3.72)%	12.03%	24.71%	12.67%	6.28%	11.31%[4]

Net assets, end of period (millions)	$374	$394	$356	$274	$238	$235

Ratios to average net assets:
Gross expenses	1.83%[5]	1.85%	1.86%	1.93%	1.99%	1.99%
Net expenses	1.83 [5,6]	1.85 [6]	1.86 [7]	1.93 [7]	1.96 [7,8]	1.99
Net investment income	0.87 [5]	1.07	0.81	1.28	1.89	2.59

Portfolio turnover rate	14%	14%	32%	23%	83%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2015 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.22%. Class C received $275,490 related to this distribution.

[5]	Annualized.
[6]

As a result of an expense limitation arrangement, effective January 1, 2014, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]

As a result of an expense limitation arrangement, effective April 29, 2011 through December 31, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95% through December 31, 2013.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2015[2]	2014	2013[3]

Net asset value, beginning of period	$20.21	$18.24	$17.01

Income (loss) from operations:
Net investment income	0.16	0.30	0.14
Net realized and unrealized gain (loss)	(0.83)	2.00	1.28
Total income (loss) from operations	(0.67)	2.30	1.42

Less distributions from:
Net investment income	(0.16)	(0.33)	(0.19)
Total distributions	(0.16)	(0.33)	(0.19)

Net asset value, end of period	$19.38	$20.21	$18.24
Total return[4]	(3.32)%	12.70%	8.41%

Net assets, end of period (000s)	$56	$67	$15

Ratios to average net assets:
Gross expenses	1.07%[5]	1.23%	1.32%[5]
Net expenses[6]	1.07 [5]	1.21 [7]	1.22 [5,7]
Net investment income	1.62 [5]	1.57	1.34 [5]

Portfolio turnover rate	14%	14%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2015 (unaudited).

[3]	For the period May 16, 2013 (inception date) to December 31, 2013.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report	17

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2015[2]	2014	2013	2012[3]

Net asset value, beginning of period	$20.18	$18.23	$14.74	$13.66

Income (loss) from operations:
Net investment income	0.14	0.21	0.21	0.25
Net realized and unrealized gain (loss)	(0.84)	2.03	3.49	1.11
Total income (loss) from operations	(0.70)	2.24	3.70	1.36

Less distributions from:
Net investment income	(0.14)	(0.29)	(0.21)	(0.28)
Total distributions	(0.14)	(0.29)	(0.21)	(0.28)

Net asset value, end of period	$19.34	$20.18	$18.23	$14.74
Total return[4]	(3.46)%	12.40%	25.27%	10.02%

Net assets, end of period (000s)	$1,293	$1,178	$176	$104

Ratios to average net assets:
Gross expenses	1.31%[5]	1.58%	1.71%	1.57%[5]
Net expenses[6]	1.31 [5]	1.47 [7]	1.45 [7]	1.45 [5,7]
Net investment income	1.40 [5]	1.12	1.24	1.89 [5]

Portfolio turnover rate	14%	14%	32%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2015 (unaudited).

[3]	For the period February 2, 2012 (inception date) to December 31, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to December 1, 2012, the voluntary expense limitation was 1.60%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2015[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$20.69	$18.65	$15.07	$13.55	$13.02	$12.03

Income (loss) from operations:
Net investment income	0.19	0.39	0.31	0.35	0.40	0.46
Net realized and unrealized gain (loss)	(0.85)	2.04	3.59	1.52	0.56	0.99
Total income (loss) from operations	(0.66)	2.43	3.90	1.87	0.96	1.45

Less distributions from:
Net investment income	(0.19)	(0.39)	(0.32)	(0.35)	(0.43)	(0.46)
Total distributions	(0.19)	(0.39)	(0.32)	(0.35)	(0.43)	(0.46)

Net asset value, end of period	$19.84	$20.69	$18.65	$15.07	$13.55	$13.02
Total return[3]	(3.21)%	13.18%	26.06%	13.89%	7.51%	12.39%

Net assets, end of period (millions)	$954	$928	$467	$233	$142	$ 41

Ratios to average net assets:
Gross expenses	0.80%[4]	0.82%	0.86%	0.82%	0.83%	0.89%
Net expenses	0.80 [4,5]	0.82 [5]	0.82 [6,7]	0.81 [6,7]	0.81 [6,7,8]	0.89 [8]
Net investment income	1.90 [4]	2.05	1.81	2.41	3.07	3.84

Portfolio turnover rate	14%	14%	32%	23%	83%	60%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2015 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, effective January 1, 2014, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective April 29, 2011 through December 31, 2013, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.83% through December 31, 2013.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009 through April 29, 2011, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.10% through April 29, 2011.

See Notes to Financial Statements.

ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2015[2]	2014	2013[3]

Net asset value, beginning of period	$20.70	$18.65	$16.87

Income (loss) from operations:
Net investment income	0.19	0.41	0.23
Net realized and unrealized gain (loss)	(0.85)	2.03	1.77
Total income (loss) from operations	(0.66)	2.44	2.00

Less distributions from:
Net investment income	(0.19)	(0.39)	(0.22)
Total distributions	(0.19)	(0.39)	(0.22)

Net asset value, end of period	$19.85	$20.70	$18.65
Total return[4]	(3.21)%	13.21%	11.99%

Net assets, end of period (000s)	$12	$13	$11

Ratios to average net assets:
Gross expenses	0.93%[5]	0.99%	1.06%[5]
Net expenses[6,7]	0.80 [5]	0.82	0.82 [5]
Net investment income	1.89 [5]	2.10	1.83 [5]

Portfolio turnover rate	14%	14%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2015 (unaudited).

[3]	For the period April 10, 2013 (inception date) to December 31, 2013.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the total annual operating expenses for Class IS shares did not exceed the total annual operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

20	ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge Dividend Strategy Fund (formerly, ClearBridge Equity Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Effective May 1, 2015, the Fund’s name, investment objective, 80% investment policy, benchmark and selection process were changed.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the

ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

“Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

22	ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$5,644,332,114	—	—	$5,644,332,114
Convertible preferred stocks	16,927,050	—	—	16,927,050
Asset-backed securities	—	$1	—	1
Total long-term investments	$5,661,259,164	$1	—	$5,661,259,165
Short-term investments†	251,119,666	—	—	251,119,666
Total investments	$5,912,378,830	$1	—	$5,912,378,831

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after

24	ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report

exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge and Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation agreement between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class B, Class C, Class FI, Class R and Class I shares did not exceed 1.20%, 2.20%, 2.00%, 1.25%, 1.50% and 1.00%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares and total annual fund operating expenses for Class 1 shares did not exceed total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

During the six months ended June 30, 2015, fees waived and/or expenses reimbursed amounted to $8.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment.

26	ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report

This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2015, LMIS and its affiliates retained sales charges of $592,588 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$4,009	$6,046	$10,268

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of June 30, 2015, the Fund had accrued $4,400 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$814,890,197
Sales	779,349,722

At June 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,180,597,599
Gross unrealized depreciation	(52,692,951)
Net unrealized appreciation	$1,127,904,648

4. Derivative instruments and hedging activities

During the six months ended June 30, 2015, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.75%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

For the six months ended June 30, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$1,031,419
Class A	$4,127,383	2,633,912
Class B	297,821	207,558
Class C	1,943,997	200,278
Class FI	62	25
Class R	3,934	619
Class I	—	336,956
Class IS	—	13
Total	$6,373,197	$4,410,780

For the six months ended June 30, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	—
Class A	—
Class B	—
Class C	—
Class FI	—
Class R	—
Class I	—
Class IS	$8
Total	$8

6. Distributions to shareholders by class

	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Net Investment Income:
Class 1	$12,607,587	$28,309,916
Class A	25,803,779	52,995,492
Class B	232,343	969,554
Class C	1,697,807	3,832,469
Class FI	427	929
Class R	12,633	12,373
Class I	8,925,981	15,846,619
Class IS	114	236
Total	$49,280,671	$101,967,588

28	ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report

7. Shares of beneficial interest

At June 30, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class 1
Shares issued on reinvestment	643,132	$12,607,587	1,475,636	$28,384,325
Shares repurchased	(3,359,776)	(67,610,850)	(7,206,880)	(136,767,024)
Net decrease	(2,716,644)	$(55,003,263)	(5,731,244)	$(108,382,699)

Class A
Shares sold	16,457,930	$332,910,982	21,710,559	$412,062,860
Shares issued on reinvestment	1,298,944	25,433,541	2,715,655	52,196,385
Shares repurchased	(13,405,440)	(269,391,738)	(22,691,900)	(431,702,236)
Net increase	4,351,434	$88,952,785	1,734,314	$32,557,009

Class B
Shares sold	21,686	$429,808	78,366	$1,458,322
Shares issued on reinvestment	11,995	230,000	51,171	960,797
Shares repurchased	(935,991)	(18,547,325)	(3,231,196)	(60,096,333)
Net decrease	(902,310)	$(17,887,517)	(3,101,659)	$(57,677,214)

Class C
Shares sold	1,255,067	$24,936,065	3,024,123	$56,824,686
Shares issued on reinvestment	82,233	1,585,142	189,111	3,575,748
Shares repurchased	(1,569,825)	(31,195,482)	(3,248,741)	(60,708,834)
Net decrease	(232,525)	$(4,674,275)	(35,507)	$(308,400)

Class FI
Shares sold	684	$13,838	2,445	$45,000
Shares issued on reinvestment	21	427	48	929
Shares repurchased	(1,130)	(22,245)	—	—
Net increase (decrease)	(425)	$(7,980)	2,493	$45,929

Class R
Shares sold	35,857	$730,271	56,142	$1,036,070
Shares issued on reinvestment	460	8,983	284	5,496
Shares repurchased	(27,811)	(543,794)	(7,728)	(149,339)
Net increase	8,506	$195,460	48,698	$892,227

ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class I
Shares sold	7,790,971	$160,330,530	26,957,779	$519,194,792
Shares issued on reinvestment	172,618	3,460,073	310,263	6,118,306
Shares repurchased	(4,735,827)	(97,415,379)	(7,435,265)	(144,474,463)
Net increase	3,227,762	$66,375,224	19,832,777	$380,838,635

Class IS
Shares issued on reinvestment	6	$115	11	$236
Net increase	6	$115	11	$236

8. Capital loss carryforwards

As of December 31, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/16	$(2,565,303)
12/31/17	(54,144,000)
$(56,709,303)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses, if any, which have no expiration date, must be used first to offset any such gain.

9. Subsequent event

Effective August 3, 2015, LMPFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses will not exceed 1.20% for Class A shares, 2.20% for Class B shares, 1.95% for Class C shares, 1.20% for Class FI shares, 1.40% for Class R shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares and total annual fund operating expenses for Class 1 shares will not exceed total annual fund operating expenses for Class A shares. These arrangements are subject to recapture as described in Note 2. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

30	ClearBridge Dividend Strategy Fund 2015 Semi-Annual Report

ClearBridge

Dividend Strategy Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust*

President

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agents

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Dividend Strategy Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Dividend Strategy Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Dividend Strategy Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX011849 8/15 SR15-2553

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 21, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 21, 2015